Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER, dated as of September 8, 2023 (this “Amendment”), is made by and among APOLLO MEDICAL HOLDINGS, INC., a Delaware corporation (the “Borrower”), NETWORK MEDICAL MANAGEMENT, INC., a California corporation (the “Guarantor”), each of the banks and other financial institutions signatory hereto as “Lenders” and TRUIST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders, as Issuing Bank and as the Swingline Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 16, 2021 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 20, 2022, and as otherwise amended, restated, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Administrative Agent and the Lenders have been made aware that certain Events of Default have occurred and are continuing under (a) Sections 8.1(c) and 8.1(d) of the Credit Agreement (collectively, the “Specified Reporting Events of Default”) as a result of the Borrower’s failure to accurately calculate and report the Consolidated Total Net Leverage Ratio in the Compliance Certificates delivered for the reporting periods commencing with the Fiscal Quarter ended September 30, 2021 through the Fiscal Quarter ended March 31, 2023 (the “Subject Periods”) due to the failure to (i) calculate “Consolidated Total Net Debt” as required by the definition thereof by (A) incorrectly deducting debt issuance costs from the total principal amount of Indebtedness (which is permitted to be deducted under GAAP, but is not permitted to be deducted for purposes of determining “Consolidated Total Net Debt” under the Existing Credit Agreement), (B) not including the face amount of issued and outstanding Letters of Credit as “Consolidated Total Net Debt”, (C) not including Capital Lease Obligations as “Consolidated Total Net Debt” and (D) not including the deferred acquisition consideration (including the requirement to purchase the remaining equity of a target) as “Consolidated Total Net Debt” resulting from the acquisitions of David C.P. Chen M.D., Inc., DBA Diagnostic Medical Group and Sun Clinical Laboratories, and (ii) reduce Consolidated EBITDA by an amount equal to the net income attributable to the Capital Stock of David C.P. Chen M.D., Inc., DBA Diagnostic Medical Group and Sun Clinical Laboratories that is owned by unaffiliated third parties (as required by clause (iii)(c) of the definition of “Consolidated EBITDA”); and (b) Section 8.1(b) of the Credit Agreement (the “Specified Payment Events of Default”; and together with the Specified Reporting Events of Default, collectively, the “Specified Events of Default”) as a result of the Borrower’s failure to pay the appropriate amount of interest and letter of credit fees for certain prior periods due to the application of an incorrect Applicable Margin resulting from the Specified Reporting Events of Default;

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders (1) waive the Specified Events of Default and (2) amend certain provisions of the Existing Credit Agreement, all as more particularly set forth below; and

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Required Lenders are willing to waive the Specified Events of Default and amend the Existing Credit Agreement.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Except as otherwise defined herein, capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

Section 2. Amendments to Existing Credit Agreement and Loan Documents. The Loan Parties, the Administrative Agent and the Lenders signatory hereto (which, for the avoidance of doubt, constitute “Required Lenders”) hereby agree to the following amendments:

(a)          Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the reference to “$25,000,000” in the definition of “LC Commitment” and substituting reference to “$50,000,000” in lieu thereof.

(b)          Section 10.1(a)(i) of the Existing Credit Agreement is hereby amended by deleting the “To the Borrower:” address and contact information and substituting the following new address and contact information for the Borrower in lieu thereof:

“To the Borrower:	Apollo Medical Holdings, Inc. 1668 S. Garfield Avenue, 2nd Floor Alhambra, CA 91801 Attention: Chan Basho, CFO Email: CBasho@networkmedicalmanagement.com Telephone Number: 626-943-6008”

(c)          The Exhibits to the Existing Credit Agreement are hereby amended to replace Exhibit 5.1(c) (Form of Compliance Certificate) in its entirety with the corresponding new Exhibit 5.1(c) set forth in Annex B attached hereto.

Section 3. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions precedent are satisfied (such date, the “Second Amendment Effective Date”):

(a)          the Administrative Agent (or its counsel) shall have received a counterpart of this Amendment duly executed by each of the Borrower, the Guarantor, the Administrative Agent, and the Required Lenders;

(b)          the Administrative Agent shall have received $200,000 for the benefit of each Lender in accordance with its Pro Rata Share of the Commitments (notwithstanding whether or not such Lender shall have signed this Amendment), which represents payment in full to the Lenders for the Specified Payment Events of Default;

(c)          substantially concurrent with the effectiveness of this Amendment, the Administrative Agent shall have received evidence of payment by the Borrower of all reasonable, out-of-pocket fees, charges and disbursements of Alston & Bird LLP, counsel to the Administrative Agent, and any other fees payable pursuant to the Loan Documents; and

(d)          the representations and warranties in Sections 4 and 5 hereof (including as relates to Annex A attached hereto) shall be true and correct in all material respects on and as of the date hereof (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).

The Loan Parties, the Lenders and the Administrative Agent hereby acknowledge and agree that as of the date hereof, the conditions precedent to effectiveness as set forth in this Section 3 have been satisfied and this Amendment is effective as of the date hereof.

Section 4. Representations. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that:

(a)          Power and Authority. Each of the Loan Parties has the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Amended Credit Agreement, and have taken all necessary corporate or equivalent action to duly authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrower or the Guarantor (as the case may be) enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

(b)          No Violation. The execution, delivery and performance by the other Loan Parties of this Amendment, and compliance by them with the terms and provisions of the Amended Credit Agreement: (i) will not violate any Requirement of Law or any judgment, order or ruling of any Governmental Authority, (ii) will not violate or result in a default under any Contractual Obligation of the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, or (iii) will not result in the creation or imposition of any Lien on any asset of any Loan Party except Liens created under the Loan Documents.

(c)          Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that (x) have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date and (y) the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Loan Parties or (ii) the legality, validity, binding effect or enforceability of the Amended Credit Agreement.

(d)          No Default. No Default or Event of Default has occurred and is continuing as of the date hereof (other than the Specified Events of Default before giving effect to the waiver set forth herein) and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e)          Annex A; Revised Applicable Margin. The true, correct and complete calculations of the “Consolidated Total Net Leverage Ratio” and “Consolidated interest Coverage Ratio” for each of the Subject Periods are attached hereto as Annex A (the “Revised Calculations”), and the disclosures, representations and warranties relating thereto as set forth in Annex A are accurate in all material respects. As a result of the revised Consolidated Total Net Leverage Ratio Calculations set forth in Annex A, the Borrower acknowledges and agrees that the Applicable Margin reflected by “Pricing Level III” on Schedule I to the Existing Credit Agreement should have applied as a result of the Compliance Certificate delivered for the Fiscal Quarter ended March 31, 2023 (in lieu of “Pricing Level II”, which was applied for each such period) and, as a result, additional interest and letter of credit fees should have been paid to the Lenders in accordance with their Pro Rata Share of the Commitments during such periods. It is understood and agreed that all of such interest and letter of credit fees are being paid to the Administrative Agent for the benefit of the Lenders as a condition to this Amendment pursuant to Section 3(b) hereof.

Section 5. Reaffirmation of Representations. The Borrower and the other Loan Parties hereby repeat and reaffirm in all material respects all representations and warranties made to the Administrative Agent and the Lenders in the Existing Credit Agreement and the other Loan Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

Section 6. Limited Waiver. The Administrative Agent and the Required Lenders hereby waive the Specified Events of Default. The waiver contained in this Section 6 shall not amend any covenant, term or provision in the Credit Agreement or hinder, restrict or otherwise modify the rights and remedies of the Lenders and the Administrative Agent following the occurrence of any other present or future Default or Event of Default under the Credit Agreement or any other Loan Document. For the avoidance of doubt, if it is later determined by the Loan Parties or the Lenders that the Revised Calculations are incorrect in any material respect as set forth in Annex A, there shall be (and have been) an Event of Default outstanding as of the date that such inaccuracy was first required to be reported under the Existing Credit Agreement.

Section 7. No Further Amendments; Ratification of Liability. Except as expressly amended hereby, the Existing Credit Agreement and each of the other Loan Documents, as amended hereby, shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Amended Credit Agreement and the other Loan Documents, as amended hereby, in the future. No Loan Party has any knowledge of any challenge to the Administrative Agent’s or any Lender’s claims arising under the Loan Documents. Each of the Borrower and the other Loan Parties hereby (i) ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Amended Credit Agreement and the other Loan Documents to which it is a party, all as amended by this Amendment and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Loan Document, as amended hereby, to which it is a party, or reduce, impair or discharge the obligations of the Borrower or any other Loan Party. The Guarantor hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. The Guarantor hereby (a) affirms and confirms its guarantees under the Guaranty and Security Agreement, and (b) agrees that (i) Guaranty and Security Agreement shall continue to be in full force and effect and (ii) all guarantees under the Guaranty and Security Agreement shall continue to be in full force and effect and shall accrue to the benefit of the Lenders. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Existing Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing between the Borrower or any other Loan Party or the Lenders, or any of them. This Amendment shall be deemed to be a “Loan Document” for all purposes under the Amended Credit Agreement. After the effectiveness of this Amendment, each reference to the Existing Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement.

Section 8. Miscellaneous. Sections 10.5 (Governing Law; Jurisdiction; Consent to Service of Process), 10.6 (Waiver of Jury Trial), 10.8 (Counterparts; Integration), 10.10 (Severability) and 10.21 (Electronic Signatures), of the Amended Credit Agreement are hereby incorporated by reference into this Amendment and shall apply hereto mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, the Guarantor, the Lenders and the Administrative Agent have caused this Second Amendment to Amended and Restated Credit Agreement and Waiver to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

bORROWER:

APOLLO MEDICAL HOLDINGS, INC.

By:	/s/ Brandon Sim
Name: Brandon Sim
Title: Co-Chief Executive Officer

By: /s/ Chandan Basho
Name: Chandan Basho
Title: Chief Strategy Officer and Chief Financial Officer

GUARANTOR:

network medical management, inc.

By:	/s/ Thomas S. Lam
Name: Thomas S. Lam, M.D., M.P.H
Title: Chief Executive Officer

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE

TRUIST BANK, as Administrative Agent, as an Issuing Bank, as the Swingline Lender and as a Lender

By:	/s/ Anton Brykalin
Name: Anton Brykalin
Title: Director

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Ling Li
Name: Ling Li
Title: Executive Director

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Erik Siegfried
Name: Erik Siegfried
Title: Vice President

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE

PREFERRED BANK, as a Lender

By:	/s/ Samuel Leung
Name: Samuel Leung
Title: Senior Vice President

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Avery
Name: Thomas Avery
Title: Managing Director

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE

BMO BANK N.A., successor in interest to
BANK OF THE WEST, as a Lender

By:	/s/ Shikha Rehman
Name: Shikha Rehman
Title: Director

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Emily Grams
Name: Emily Grams
Title: Authorized Signatory

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE

THE TORONTO DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ashley Griffith
Name: Ashley Griffith
Title: Assistant Vice President

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE

CITY NATIONAL BANK, as a Lender

By:	/s/ Eric Rezai
Name: Eric Rezai
Title: Vice President

APOLLO MEDICAL HOLDINGS, INC.

SECOND AMENDMENT TO A&R CREDIT AGREEMENT AND WAIVER

SIGNATURE PAGE